Exhibit 10.18

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”), dated as of [            ], 2015, is made by and among (i) Fantex, Inc., a Delaware corporation (the “Company”), (ii) Fantex Brokerage Services, LLC (“FBS”) and Stifel, Nicolaus & Company, Incorporated as (“Stifel,” and together with FBS, the “Representatives”) and (iii) Fantex Holdings, Inc. (the “Parent”) and the other individuals listed on Exhibit A hereto (each, a “Standby Purchaser,” and together, the “Standby Purchasers”).

The Company is offering 835,800 shares (the “Shares”) of the Company’s Fantex Series Alshon Jeffery Convertible Tracking Stock, par value $0.0001 per share (the “Fantex Series Alshon Jeffery”), pursuant to a public offering (the “Offering”) being made pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Act”), filed with the Securities and Exchange Commission (the “Commission”) (Registration No. 333-198986) (as so filed and as amended, the “Registration Statement”). The Offering will be underwritten by FBS on a best efforts, all or nothing, basis pursuant to an underwriting agreement (the “Underwriting Agreement”) between the Representatives, the Parent and the Company.

On or prior to the date of this Agreement, the Registration Statement with respect to the Shares to be issued in the Offering has been declared effective by the Commission. Each Standby Purchaser desires to serve as a standby purchaser for up to a specified number of the Shares in the Offering, to the extent that FBS has been unable to distribute such shares to accounts (“Non-Restricted Persons”) that are not Restricted Persons (as defined in Section (i)(10) of FINRA New Issues Rule 5130 (“Rule 5130”)), and agrees to purchase a number of the Shares, as set forth in this Agreement. To that end, the parties have entered into this Agreement.

1. Registration of the Shares

The Registration Statement with respect to the Offering has been filed with, and declared effective by, the Commission. Copies of the preliminary prospectus included in the Registration Statement at the time the Registration Statement became effective have been furnished to the Standby Purchasers.

2. Purchase and Delivery of Shares

A. Subject to the terms, conditions and limitations of this Agreement and to the availability of Shares after purchases made in the Offering by persons who are Non-Restricted Persons, each Standby Purchaser agrees to purchase from FBS, at the public offering price of $10.00 per Share (the “Purchase Price”), such number of Shares up to the number set forth opposite such Standby Purchaser’s name in Exhibit A hereto (each, such Standby Purchaser’s “Maximum Standby Purchase Commitment”) as may be determined pursuant to Sections 2(B) and 2(C) below.

B. The number of Shares to be sold by FBS to each Standby Purchaser pursuant to this Agreement shall be determined as set forth below. In no event will such number exceed any Standby Purchaser’s Maximum Standby Purchase Commitment. As soon as practicable following the execution and delivery of the Underwriting Agreement, the Representatives shall deliver to each Standby Purchaser their written representation (the “FBS Representation”) as to the number of Shares they have been unable to sell to Non-Restricted Persons pursuant to the Offering (“Available Shares”).

C. Subject to the terms of this Agreement, each Standby Purchaser agrees severally, and not jointly, to purchase from FBS a number of Shares equal to the following:

(i) Bruce Dunlevie shall purchase the number of Available Shares up to, but not to exceed, the Maximum Standby Purchase Commitment set forth opposite his name in Exhibit A hereto, at the Purchase Price per Share, following which purchase the number of Available Shares shall be reduced by the number of Shares purchased by him under this Section 2(C)(i);

(ii) If, following the purchase of Shares by Bruce Dunlevie pursuant to Section 2(C)(i), the number of Available Shares is greater than zero, then David Beirne and Cornell “Buck” French shall purchase, pro rata with each such Standby Purchaser’s Maximum Standby Purchase Commitment (as set forth opposite each such Standby Purchaser’s name in Exhibit A hereto), the number of Available Shares up to, but not to exceed, the Maximum Standby Purchase Commitment set forth opposite each such Standby Purchaser’s name in Exhibit A hereto, at the Purchase Price per Share, following which purchase the number of Available Shares shall be reduced by the number of Shares purchased by them together under this Section 2(C)(ii); and

(iii) If, following the purchase of Shares by Cornell “Buck” French and David Beirne pursuant to Section 2(C)(ii), the number of Available Shares is greater than zero, then the Parent shall purchase the number of remaining Available Shares up to, but not to exceed, 400,000 Shares, at the Purchase Price per Share.

3. The Closing

As soon as practicable after delivery of FBS Representation, the Representatives shall notify the Standby Purchasers of the number of Shares to be purchased by the Standby Purchasers pursuant to Section 2. The Shares shall be delivered, and payment for the Shares tendered, in the manner contemplated by Section 4, simultaneously with the closing of the sale of Shares to persons other than the Standby Purchasers pursuant to the Offering. The place, date and time for delivery of payment and Shares shall be as provided in the Underwriting Agreement (the “Closing Time,” the date of the Closing Time being referred to as the “Closing Date” and the consummation of the transactions being referred to as the “Closing”).

4. Delivery of Shares

FBS will deliver to each Standby Purchaser the number of Shares purchased by such Standby Purchaser in book-entry form, and in such authorized denomination and registered in such names as such Standby Purchaser may request upon at least twenty-four hours’ prior notice to FBS, against payment of the Purchase Price of such Shares in Federal (same day) funds by wire transfer from such Standby Purchaser’s brokerage account with FBS drawn to the order of FBS at the office of Cooley LLP, 3175 Hanover Street, Palo Alto, California 94304-1130, at 10:00 A.M., New York time, on the Closing Date.

5. Agreements and Consents of Parties

The Standby Purchasers each agree severally, and not jointly, with FBS that:

A. FBS may, in its sole discretion, decline to sell any of the Shares to the Standby Purchasers if, in the reasonable opinion of the Representatives, the Standby Purchasers are required to obtain prior clearance or approval of such transaction from any government, bank or regulatory authority and satisfactory evidence of such approval or clearance has not been presented to FBS by the Closing Date.

B. The Company may rely upon and disclose the terms of this Agreement. The Standby Purchasers consent to disclosures concerning the Standby Purchasers in the Registration Statement, including the prospectus contained therein, or in any amendment or supplement thereto, and in any related filing or disclosures of the Company.

C. The Standby Purchasers and the Representatives agree to make such amendments and modifications of this Agreement as may be reasonably necessary for the purchase and sale contemplated hereby to be in compliance with Rule 5130(f).

D. The Representatives agree to use their best efforts to ensure that the Registration Statement includes disclosure of the Standby Purchase Agreement as required by Rule 5130(f).

6. Representation and Warranties

A. FBS represents and warrants to the Standby Purchasers that FBS will only sell Shares to the Standby Purchasers if FBS is unable to sell Shares to Non-Restricted Persons at the Purchase Price pursuant to the Offering.

B. Each Standby Purchaser severally, and not jointly, represents and warrants with respect to such Standby Purchaser only, to FBS that:

(i) If such Standby Purchaser is an entity, such Standby Purchaser is a Delaware corporation, was duly formed and is validly existing and in good standing under the laws of its state of formation, with the power and authority to perform its obligations under this Agreement.

(ii) If such Standby Purchaser is an entity, the execution, delivery and performance of this Agreement by such Standby Purchaser and the consummation by such Standby Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Standby Purchaser. Regardless of whether such Standby Purchaser is an entity or natural person, this Agreement, when duly executed and delivered by FBS, will constitute a valid and legally binding instrument of such Standby Purchaser, enforceable against such Standby Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability now or hereinafter in effect relating to or affecting creditors’ rights and to general equity principles.

(iii) Such Standby Purchaser is not insolvent and has sufficient cash on hand to purchase the Maximum Standby Purchase Commitment of Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date. Such Standby Purchaser has, simultaneously with or prior to the execution and delivery of this Agreement, provided the Representatives with evidence or substantiation that such Standby Purchaser has the financial means to satisfy its financial obligations under this Agreement. The foregoing evidence and substantiation is a true and accurate representation of such means.

(iv) Such Standby Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with person or persons (other than FBS) with respect to the securities of the Company, including, but not limited to, transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding or proxies.

(v) If such Standby Purchaser is an entity, the execution and delivery of this Agreement, the consummation by the Standby Purchaser of the transactions contemplated hereby and the compliance by the Standby Purchaser, with the terms hereof, do not violate the organizational documents of the Standby Purchaser.

For the avoidance of doubt, each representation or warranty made by a Standby Purchaser under this Section 6(B) is several and not joint and is made as to such Standby Purchaser only, and each Standby Purchaser agrees to indemnify the other Standby Purchasers for any liability arising from such Standby Purchaser’s breach of the representations and warranties made under this Section 6(B).

7. Closing Conditions

The respective obligations of the Standby Purchasers and FBS to consummate the purchase and sale of the Shares shall be subject, in the discretion of the Representatives or the Standby Purchasers, as the case may be, to the condition that (i) all representations and warranties and other statements of the other party or parties, as applicable (including, in the case of FBS, the representations in Section 6(A) hereof) are, at and as of the Closing Time, true and correct in all material respects, (ii) the other parties shall have performed all of their obligations hereunder theretofore to be performed in all material respects, (iii) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the

Commission, (iv) in the case of FBS, the Underwriting Agreement shall have been executed and delivered by the Representatives and the Company and shall be in full force and effect and (v) no notice shall have been received from FINRA that the consummation of the transaction contemplated by this Agreement violates Rule 5130, and no action for that purpose shall have been initiated or threatened by FINRA.

8. Termination

A. This Agreement shall terminate upon mutual written consent of the parties hereto. In addition, the Representatives may terminate this Agreement if they are not in material breach of their obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Standby Purchasers. The Standby Purchasers may terminate this Agreement if they are not in material breach their obligations under this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Representatives.

B. The Standby Purchasers and the Representatives hereby agree that any termination of this Agreement pursuant to Section 8(A) (other than termination in the event of a breach of this Agreement by the Standby Purchasers or FBS for misrepresentation of any of the statements made herein by the Standby Purchasers or FBS) shall be without liability to FBS or the Standby Purchasers.

9. Future Acquisition and Disposition of Shares

The Standby Purchasers agree with the Representatives that:

A. During the period beginning on the date of this Agreement and continuing until the Closing Date, the Standby Purchasers will not offer, sell, contract to sell or otherwise dispose of, or bid for, purchase, contract to purchase or otherwise acquire, any shares of the Company’s Fantex Series Alshon Jeffery or any Shares, except pursuant to this Agreement, without the prior written consent of the Representatives.

B. The Standby Purchasers will not sell, transfer, assign, pledge or hypothecate any Shares or any shares of the Company’s Fantex Series Alshon Jeffery acquired pursuant to this Agreement and the Offering unless:

(i) a period of six months following the effective date of the Registration Statement has occurred; and

(ii) such sale, transfer, assignment, pledge or hypothecation is pursuant to a subsequent registration statement on Form S-1 or Form S-3 under the Act that is declared effective by the Commission.

10. Notices

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to FBS shall be given to the Representatives c/o Fantex Brokerage Services, LLC, Attention: Thomas Hicks, 330 Townsend Street, Suite 234, San Francisco, CA 94107 (fax: (415) 592-5950); and c/o Stifel, Nicolaus & Company, Incorporated, Attention: Derek Herbert, 787 Seventh Avenue, 11th Floor, New York, NY 10019 (fax: (212) 247-9324). Notices to any Standby Purchaser shall be given to such Standby Purchaser at: c/o Fantex Holdings, Inc., 330 Townsend Street, Suite 234, San Francisco, CA 94107 (fax: (415) 592-5950).

11. Survival of Representations, Warranties and Covenants

The representations, warranties and covenants of the parties shall survive the Closing.

12. Binding Effect

This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No party may assign any of its rights or obligations hereunder to any other person or entity without the prior written consent of the other party.

13. Governing Law

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

14. Execution in Counterparts

This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

15. Entire Agreement

This Agreement represents the entire understanding of the parties with respect to the matters addressed in this Agreement and supersedes all prior written and oral understanding concerning the subject matter of this Agreement.

(Signature pages follow)

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

FANTEX BROKERAGE SERVICES, LLC

By:
Name:
Title:

[Signature Page to Standby Purchase Agreement]

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:
Name:
Title:

[Signature Page to Standby Purchase Agreement]

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

STANDBY PURCHASER:

FANTEX HOLDINGS, INC.

By:
Name:
Title:

Standby Purchaser’s account to which Shares should be transferred by FBS:

[Signature Page to Standby Purchase Agreement]

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

STANDBY PURCHASER:

By:
Bruce Dunlevie

Standby Purchaser’s account to which Shares should be transferred by FBS:

[Signature Page to Standby Purchase Agreement]

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

STANDBY PURCHASER:

By:
David Beirne

Standby Purchaser’s account to which Shares should be transferred by FBS:

[Signature Page to Standby Purchase Agreement]

IN WITNESS WHEREOF, the Standby Purchasers and the Representatives have executed this Agreement as of the date first written above.

STANDBY PURCHASER:

By:
Cornell “Buck” French

Standby Purchaser’s account to which Shares should be transferred by FBS:

[Signature Page to Standby Purchase Agreement]

Exhibit A

Standby Purchaser	Maximum Standby Purchase Commitment
Bruce Dunlevie	83,580 Shares
David Beirne	83,580 Shares
Cornell “Buck” French	2,500 Shares
Fantex Holdings, Inc.	400,000 Shares